SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM N-CSR
___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
___________

5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2011

DATE OF REPORTING PERIOD: AUGUST 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS.

Semi-Annual Report

August 31, 2010

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDING
AUGUST 31, 2010

About the Fund’s Directors and Officers	Inside Back Cover

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

October 2010

Dear Fellow Shareholder:

We were shocked and saddened by the accidental death of our friend and longtime attorney Tom Henry, Esq. Tom, aged 61, was thrown from his boat in the Jupiter, Florida Inlet and died from the fall. He had served brilliantly as Counsel for the Copley Fund since 1987 and will be sorely missed. Our sympathies and good wishes go out to his wife Pat in this tragic moment.

This tragedy will not impede our efforts to resolve the deferred tax issue or our ability to deal with other legal and regulatory matters.

David Faust, Esq. of Faust Oppenheim, LLP, a long time investor in Copley Fund, will now serve as its counsel.

Our unusually high professional fees for this period are due to our attempts to resolve our previously discussed and recorded deferred tax reserve issue, which we hope to achieve.

The type of stocks we own and buy gives credence to our buy and hold strategy. Our typical stock pays a good dividend and has a history of increasing its dividend. This dividend increase usually results in an increase in the price of the stock to keep pace with its yield. An example is Delta Natural Gas, our only NASDAQ holding. We first bought 15,000 shares in 1991 at $13½. We next bought 5,000 shares at $19.85 in 2002. These shares have yielded almost 5% constantly.

Today, Delta’s price is $30 per share and still yielding almost 5%. Thus, the price has doubled, but, even more importantly, the average dividend has paid approximately $1 per share or $20,000 per year. Thus, in twenty years the Fund has gained $400,000 in income and $300,000 in unrealized capital gains. Our total cost was $302,000. This basic investment strategy has neutralized the volatility for Copley Fund that regular markets undergo. As an example, in 2008, when regular mutual funds lost 40% to 50%, Copley lost only 15.6%. In 2009, most funds gained on average of a mere 20% against the 50% loss; Copley gained 3%. Thus, our losses were minimized compared to most other funds.

My last letter to shareholders disclosed a change in how the SEC ordered us to calculate our expense ratio. We must calculate our expenses like any other operating corporation – not as a mutual fund. Thus, this ratio is no longer a fair basis for comparison with other funds.

It is important for all of us to keep in mind that Copley, unlike all other mutual funds, is a regular corporation (a C Corporation). It pays its own taxes and does not distribute dividends or capital gains. Thus, an investor only pays taxes if shares are sold for a gain. This rather unique structure creates an important distinction from most other funds, where the shareholder is compelled to pay taxes each year on any gains and dividends realized by the fund as they are required to be distributed, or deemed to be distributed at year end.

As is our custom, we present the chart and numbers based on a calendar year, which give us a clear picture of our past and give credence to our basic philosophy and our structure for the future.

1984	+23.9%
1985	+25%
1986	+18%
1987	-8%
1988	+20%
1989	+16%
1990	-2%
1991	+18%
1992	+18%
1993	+10%
1994	-7%
1995	+26%
1996	+5%
1997	+25%
1998	+14%
1999	-6.86%
2000	+22.5%
2001	-9.30%
2002	-13.9%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	* Addition of Tax Reserve
2008	-15.6%	*
2009	+2.36%	*
2010	+3.29%	* (As of Sept. 30)
*	Please note that the performance figures provided for years prior to 2008 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment of deferred income tax.

The performance data quoted represents past performance and investment return. The prices of the shares held by Copley will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

All of the above gives us optimism for the future growth of Copley Fund.

We thank the Board and consultants for their advice and guidance and also our shareholders for their confidence in Copley’s concept.

Cordially yours,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

CALENDAR YEAR ENDED DECEMBER 31
PERIOD ENDED AUGUST 31, 2010

The per share values provided for years prior to 2008 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2010 (Unaudited)

	Shares	Market Value
Common Stocks – 109.88%
Banking — 4.87%
J.P. Morgan Chase & Company	42,000	$1,527,120
PNC Financial Services Group, Inc.	25,000	1,274,000
		2,801,120
Consumer Products — 1.68%
Kimberly-Clark Corp.	15,000	966,000
Diversified Utility Companies — 11.80%
Alliant Energy Corp.	20,000	700,400
DTE Energy Co.	55,000	2,576,750
Dominion Resources, Inc.	60,000	2,565,600
Duke Energy Corp.	54,600	938,574
		6,781,324
Drug Companies — 4.54%
Bristol Myers Squibb Co.	100,000	2,608,000
Electric & Gas — 18.50%
American Electric Power, Inc.	35,000	1,239,350
First Energy Corp.	40,000	1,461,200
Great Plains Energy, Inc.	30,000	554,700
Integrys Energy Group, Inc.	20,000	969,000
Progress Energy, Inc.	40,000	1,716,400
Public Service Enterprise Group, Inc.	30,000	958,800
Scana Corp.	50,000	1,951,500
Sempra Energy, Inc.	35,000	1,782,200
		10,633,150
Electric Power Companies — 20.93%
Ameren Corp.	12,500	350,875
Exelon Corp.	23,200	944,704
NextEra Energy, Inc.	90,000	4,835,700
Nstar Corp.	50,000	1,901,500
PPL Corp.	100,000	2,716,000
Southern Co.	35,000	1,284,150
		12,032,929

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2010 (Unaudited)

	Shares	Market Value
Gas Utilities & Supplies — 10.14%
Delta Natural Gas Co.	20,000	$580,000
New Jersey Resources Corp.	56,250	2,093,063
Northwest Natural Gas Co.	40,000	1,817,600
WGL Holdings, Inc.	38,000	1,340,260
		5,830,923
Insurance — 3.46%
Arthur J. Gallagher & Co.	80,000	1,988,000
Office Equipment — 1.34%
Pitney Bowes, Inc.	40,000	769,600
Oils — 19.81%
Chevron Texaco Corp.	46,200	3,426,192
Exxon-Mobil Corp.	106,086	6,276,048
Sunoco, Inc.	50,000	1,684,000
		11,386,240
Pipelines — 0.96%
Spectra Energy Corp.	27,300	555,282
Retail — 1.66%
Wal-Mart Stores, Inc.	19,000	952,660
Telephone — 10.19%
AT&T, Inc.	95,000	2,567,850
Frontier Communications Corp.	62,803	485,467
Verizon Communications, Inc.	95,000	2,803,450
		5,856,767
TOTAL COMMON STOCK (Cost $25,193,800) — 109.88%		63,161,995
Liabilities in excess of other assets — (9.88)%		(5,678,701)
NET ASSETS — 100.00%		$57,483,294

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2010 (Unaudited)

At August 31, 2010, the net unrealized appreciation based on cost for financial reporting purposes of $25,193,800 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of tax effect	$25,246,987
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(307,003)
Net unrealized appreciation, net of tax effect	$24,939,984

Portfolio Analysis
As of August 31, 2010

	% of Net Assets
Common Stocks	109.88%
Electric Power Companies		20.93%
Oils		19.81%
Electric & Gas		18.50%
Diversified Utility Companies		11.80%
Telephone		10.19%
Gas Utilities & Supplies		10.14%
Banking		4.87%
Drug Companies		4.54%
Insurance		3.46%
Consumer Products		1.68%
Retail		1.66%
Office Equipment		1.34%
Pipelines		0.96%
Liabilities in Excess of Other Assets	(9.88)%
Total Net Assets	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010 (Unaudited)

Assets:
Investments in Securities at Market Value (identified cost $25,193,800)	$63,161,995
Cash	6,580,615
Receivables:
Trade and Subscriptions	14,833
Dividends & Interest	292,233
Loan	356,500
Taxes	100,000
Inventory	46,035
Prepaid Expenses and Other Assets	12,786
Total Assets	70,564,997
Liabilities:
Payable:
Redemptions	2,359
Trade	13,436
Accrued expenses	37,697
Deferred income taxes, net	13,028,211
Total Liabilities	13,081,703
Commitments and Contingencies
Net Assets	$57,483,294
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,383,212 shares outstanding of $1.00 par value capital stock outstanding)	$41.56
Net assets consist of:
Capital paid in	$1,383,212
Undistributed net investment and operating income	28,625,386
Accumulated undistributed net realized gain on investment transactions	2,534,712
Net unrealized appreciation in value of investments, net of tax effect	24,939,984
Net Assets	$57,483,294

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2010 (Unaudited)

Investment Income:
Interest Income	$2,590
Dividend Income	1,339,802
Total Investment Income	1,342,392
Expenses:
Investment Advisory Fees	225,311
Professional Fees	246,807
Accounting and Shareholder Services	35,898
Insurance Expense	21,988
Printing Expense	12,602
Custodian Fees	9,374
Directors Fees	5,600
Postage & shipping	2,029
Blue Sky Fees	2,200
Total Expenses	561,809
Less: Investment advisory fee waived	(30,000)
Net Expenses	531,809
Net Investment Income Before Income Taxes	810,583
Operating Gain
Gross Profit	19,453
Less: Operating Expenses	(18,739)
Net Operating Income before income taxes	714
Net Investment and Operating Income before Income Taxes	811,297
Plus provision for income tax benefit	—
Net Investment and Operating Income	811,297
Realized and Unrealized Gain (Loss) on Investments
Realized loss from investment transactions during the period	(31,866)
Increase in unrealized appreciation of investments during current period	1,689,451
Deferred income tax liability	(580,155)
Net Realized and Unrealized Gain on Investments	1,077,430
Net Increase in Net Assets Resulting From Operations	$1,888,727

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2010	Year Ended February 28, 2010
	(Unaudited)
Increase in Net Assets from Operations
Net investment and operating income	$811,297	$2,086,646
Net realized loss on investment transactions	(31,866)	(62,350)
Net change in unrealized appreciation on investments	1,109,296	4,559,696
Increase in Net Assets Resulting From Operations	1,888,727	6,583,992
Capital Share Transactions
Decrease in net assets resulting from capital share transactions	(633,782)	(4,121,106)
Total increase in net assets	1,254,945	2,462,886
Net Assets:
Beginning of Period	56,228,349	53,765,463
End of Period (including undistributed net investment and operating income of $28,625,386 and $18,406,134 respectively)	$57,483,294	$56,228,349

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Six Months Ended August 31, 2010

Increase (Decrease) in Cash
Cash flows from operating activities
Dividends and interest received	$1,350,772
Proceeds from disposition of long-term portfolio investments	832,914
Receipts from customers	33,570
Expenses paid	(577,427)
Purchase of long-term portfolio investments	(1,104,018)
Payments to suppliers	(9,549)
Net cash provided by operating activities	526,262
Cash flows used by financing activities
Fund shares sold	189,337
Fund shares repurchased	(822,010)
Net cash used by financing activities	(632,673)
Net decrease in cash	(106,411)
Cash at beginning of year	6,687,026
Cash as of August 31, 2010	$6,580,615
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$1,888,727
Increase in investments	(1,928,690)
Decrease in dividends and interest receivable	8,376
Decrease in receivables from customers	235
Increase in inventory	(596)
Decrease in trade payables	(1,064)
Decrease in other assets	3,210
Decrease in accrued expenses	(24,091)
Increase in deferred taxes	580,155
Total adjustments	(1,362,465)
Net cash provided by operating activities	$526,262

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.(a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years February 28, 2006 through February 28, 2010 and the six months ended August 31, 2010. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. Shareholders should be certain that they have the most recent annual report which should be read in connection with the prospectus.

The Fund’s annual report to Shareholders, is available at no charge on request by calling 877-881-2751.

	Six Months Ended 8/31/10 (Unaudited)		Fiscal Years Ending February 28 or 29,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$40.21		$35.80	$44.07	$42.54	$37.23	$35.28
Income (loss) From Operations:
Net investment gain (loss)	0.58		1.43	1.20	1.18	(1.31)	0.27
Net gain (loss) from securities (both realized and unrealized)	0.77		2.98	(9.47)	0.35	6.62	1.68
Total from operations	1.35		4.41	(8.27)	1.53	5.31	1.95
Net Asset Value, End of Period	$41.56		$40.21	$35.80	$44.07	$42.54	$37.23
Total Return(b)	3.36%		12.32%	(18.77)%	3.60%	14.26%	5.53%
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$57,483		$56,228	$53,765	$69,395	$67,581	$59,298
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	4.01	%(c)	5.54%	2.40%**	1.56%**	7.97%	3.90%
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	2.01	%(c)	1.70%	2.06%	1.25%	1.76%	1.83%
Ratio of net investment and operating income (loss) to average net assets	0.80	%(c)	3.65%	2.80%	2.73%	(3.28)%	0.76%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	2.81	%(c)	3.25%	3.14%	2.73%	2.93%	2.83%
Portfolio turnover rate	1.33%		1.76%	2.78%	4.11%	0.50%	0.73%
Number of shares outstanding at end of period (in thousands)	1,383		1,399	1,502	1,575	1,589	1,593

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS
(Continued)

The financial highlight ratios above do not reflect investment fees waivers of $30,000 for the six months ended August 31, 2010, $60,000 during the fiscal year ended February 28, 2010, $185,972 during the fiscal year ended February 28, 2009 and $60,000 per year for prior years. If the waivers had been included, the following ratios would apply:

	Six Months Ended 8/31/10 (Unaudited)	Fiscal Years Ending February 28 or 29,
		2010	2009	2008	2007	2006
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	3.91%(c)	5.44%	2.11%**	1.49%**	7.88%	3.80%
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.90%(c)	1.60%	1.77%	1.18%	1.67%	1.72%
Ratio of net investment and operating income (loss), to average net assets	0.70%(c)	3.55%	2.52%	2.65%	(3.37)%	0.66%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	2.70%(c)	3.14%	2.86%	2.65%	2.84%	2.73%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized for periods less than one year.
*	Includes operating expenses from the Operating Divisions of $18,739 for the six months ended August 31, 2010 and $81,764, $353,018, $129,652, $31,676 and $30,787 for the fiscal years ending 2010 through 2006, respectively.
**	Excludes a deferred tax benefit of $7,490,467 and $1,770,234 for the fiscal years ended 2009 and 2008, respectively, since including these amounts would generate negative expense ratios in these respective years.

The accompanying notes are an integral part of these consolidated financial statements.

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. It’s investment objective is the generation and accumulation of dividend income. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies  – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$63,161,995	$—	$—	$63,161,995
Total	$63,161,995	$—	$—	$63,161,995

*	Refer to the Schedule of Investments for industry classifications.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Fund adopted ASU 2010-06 on March 1, 2010. The adoption of ASU 2010-06 had no material impact on the Fund’s disclosures.

Sales of Securities

In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and used to pay expenses, to make additional investments or held in cash as a reserve.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2008 through 2010 and those expected to be taken during the six months ended August 31, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and Nevada State. The Fund recognizes interest and penalties, if

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies  – (continued)

any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Other

Security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

2. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

Six Months Ended August 31, 2010
(Unaudited)
Current:
Federal	$—
State	—
Deferred*:
Federal	580,155
State	—
Net provision (benefit) for income taxes	$580,155

*	Deferred income taxes are shown net within realized and unrealized gain (loss) on investments on the accompanying consolidated Statement of Operations.

The difference between the effective tax rate of 23% and the statutory tax rate of 35% is primarily attributable to the benefits of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of $13,028,211 as of August 31, 2010, relate to the Fund’s unrealized gains on marketable securities. Deferred tax liabilities are net of $249,504 of deferred tax assets which relate to capital loss carryforwards.

As of August 31, 2010, the Fund has $712,869 in accumulated capital loss carryforwards which will expire on February 28 of the following years: 2014 – $650,519; 2015 – $62,350.

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

3. Capital Stock

At August 31, 2010, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Six Months Ended August 31, 2010 (unaudited)		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount
Shares sold	4,592	$189,387	27,630	$1,057,097
Shares repurchased	(19,921)	(823,169)	(131,013)	(5,178,203)
Net change	(15,329)	$(633,782)	(103,383)	$(4,121,106)

4. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

For the six months ended August 31, 2010, the fee for investment advisory service totaled $225,311 less fees of $30,000 voluntarily waived. Also during the period unaffiliated directors received $5,600 in directors’ fees and reimbursed expenses.

Operating Divisions

The Fund has a wholly owned operating division, Copley Fund, Inc. — Operating Division (“COD”), which imports merchandise for resale. A portion of its merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

The results of the subsidiary company during the six months ended August 31, 2010, are as follows:

Sales	$31,339
Cost of goods sold	(11,889)
Gross profit	19,450
General & administrative expenses	(18,739)
Net income from operations	711
Other income (dividends and interest)	3
Net Income	$714

COPLEY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

5. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during its most recent review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. Unlike virtually all other mutual funds, the Fund has an operating division. Therefore, its expenses and expense rations may not be strictly comparable to those of mutual funds which do not have an operating business. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (3/1/10)	Ending Account Value (8/31/10)	Annualized Expense Ratios	Expenses Paid During Period* (3/1/10 – 8/31/10)
Actual Fund Return	$1,000.00	$1,033.57	3.91%	$20.04
Hypothetical 5% Return	$1,000.00	$1,005.49	3.91%	$19.77

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On April 21, 2010, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund
•	performance and expenses of comparable funds

SUPPLEMENTAL DATA
(Continued)

•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets.It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC and Stuffco International Inc. (a company wholly owned by Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978	Physician Since 1948 No Directorships
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Directorships

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President, Treasurer and Secretary	See Above
David I. Faust Counsel	Partner in Faust Oppenheim LLP, a law firm, since 1979. Counsel to Copley Fund since 2010. No Directorships

COPLEY FUND, INC.

A No-Load Fund

Semi-Annual Report

August 31, 2010

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
100 Federal Street
Boston, MA 02110

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

Counsel
Faust Oppenheim LLP
488 Madison Avenue, 17th Floor
New York, New York 10022

Auditors
EisnerAmper LLP
2015 Lincoln Highway
P O Box 988
Edison, NJ 08818

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS

The registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its Code of Ethics during the covered period. The registrant has not granted any waivers from any provisions of the Code of Ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant toll free at (800)635-3427.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant's Board of Directors function as an audit committee. They have determined that the Board does not have an "audit committee financial expert", as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert", the Board determined that none of the members of the Board met all five qualifications in the definition, although some members of the Board met some of the qualifications. The Board also determined that while the members have general financial expertise, given the size and type of the Copley Fund, Inc., (the "Fund") and in light of the nature of the accounting and valuation issues that the Fund has presented over the past several years, it did not appear that the members lacked any necessary skill to serve as persons performing functions similar to those who serve on an Audit Committee.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: November 5, 2010